UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 9, 2017

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Weyco Group, Inc. 2017 Incentive Plan

At the 2017 Annual Meeting of Shareholders of Weyco Group, Inc. (the “Company”), held on May 9, 2017 (the “2017 Annual Meeting”), the Company’s shareholders approved the Weyco Group, Inc. 2017 Incentive Plan (the “2017 Plan”). The 2017 Plan is a stock and cash-based incentive plan, and includes provisions by which the Company may grant executive officers, employees, and directors stock options, restricted stock, restricted stock units, performance shares, and cash incentive awards, as described in the Company’s Definitive Proxy Statement for the 2017 Annual Meeting (the “Proxy Statement”).

The full text of the 2017 Plan was included as Appendix A to the Proxy Statement, which was filed with the Securities and Exchange Commission on March 31, 2017, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

There were 10,467,985 outstanding shares eligible to vote as of March 20, 2017, the record date for the 2017 Annual Meeting. At the meeting, the following actions were taken:

(i)       The shareholders elected two directors to the Company’s Board of Directors for terms expiring at the Annual Meeting in the year 2020. The directors elected, as well as the number of votes cast for, votes withheld and broker non-votes for each individual are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas W. Florsheim, Jr.	9,174,326	33,430	735,897
Robert Feitler	8,680,552	527,204	735,897

The terms of the other directors of the Company continue until the Annual Meeting in the years set forth below:

Director	Term	Director	Term
Tina Chang	2019	John W. Florsheim	2018
Thomas W. Florsheim	2019	Frederick P. Stratton, Jr.	2018
		Cory L. Nettles	2018

(ii)       The shareholders approved a proposal to ratify the Audit Committee’s appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, with the following votes:

Amount
Votes for approval:	9,848,843
Votes against:	9,738
Abstentions:	85,072
Broker Non-Votes:	-

(iii)       The Weyco Group, Inc. 2017 Incentive Plan was approved by the shareholders with the following votes:

Amount
Votes for approval:	7,485,636
Votes against:	1,637,079
Abstentions:	85,040
Broker Non-Votes:	735,898

(iv)       The compensation of the Company’s named executive officers was approved by shareholders in an advisory vote, with the following votes:

Amount
Votes for approval:	8,188,932
Votes against:	929,751
Abstentions:	89,072
Broker Non-Votes:	735,898

(v)       In an advisory vote, as to the frequency of the advisory vote on the compensation of the Company’s named executive officers, the shareholders voted as follows:

Amount
Votes for three-year frequency:	6,250,492
Votes for two-year frequency:	82,123
Votes for one-year frequency:	1,854,172
Abstentions:	1,020,967
Broker Non-Votes:	735,899

The Company’s Board of Directors considered the results of the advisory vote on the frequency of future advisory votes on executive compensation and determined that it would hold future votes on executive compensation every three years until the next shareholder vote on the frequency of these votes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Weyco Group, Inc. 2017 Incentive Plan (incorporated by reference to Appendix A of the Weyco Group, Inc. Definitive Proxy Statement for its 2017 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on March 31, 2017).

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017	WEYCO GROUP, INC.

/s/ John Wittkowske
John Wittkowske
Senior Vice President/CFO